UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2026

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 2, 2026, Bimini Capital Management, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the acquisition (the “Acquisition”) of eighty percent (80%) of the fully diluted equity interests of Tom Johnson Investment Management, LLC (“TJIM”) by Bimini Advisors Holdings, LLC, an indirect wholly owned subsidiary of the Company . At the time of filing the Original Report, the financial statements and pro forma financial information required by Item 9.01 of Form 8-K were not available. This Current Report on Form 8-K/A is being filed solely to provide the required financial statements and pro forma financial information under Item 9.01 of Form 8-K and does not amend or otherwise update the Original Report.

The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and TJIM would have achieved had the companies been combined during the periods presented and is not intended to project the future financial results and results of operations that the companies may achieve after completion of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of TJIM as of and for the years ended December 31, 2025 and 2024, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 giving effect to the Acquisition is filed as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Audited Financial Statements of Tom Johnson Investment Management, LLC as of and for the years ended December 31, 2025 and 2024
99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026		BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer